Offerings - Offering: 1	Dec. 02, 2025 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 6,126,095.7
Fee Rate	0.01531%
Amount of Registration Fee	$ 937.91
Offering Note

(1)
The transaction valuation is calculated as the aggregate maximum purchase price for shares of common stock of Star Mountain Lower Middle-Market Capital Corp. (the “Company”). The fee of $937.91 was paid in connection with the filing of the Schedule TO-I by the Company (File No. 005-93740) on August 29, 2025 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.

(2)
The amount of the filing fee is calculated at $153.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.